UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2005

REMEDENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15975	86-0837251

--------------------------------------------------------------------------------------------------------------------------------

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Xavier de Cocklaan 42, 9831, Deurle, Belgium n/a

-------------------------------------------------------------------------------------------------------

(Address of principal executive offices)   (Zip Code)

(Registrant's telephone number, including area code:	011-329-321-7080

--------------------------------------------------------------------------------------------------------------------------

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Section 9 - Financial Statements and Exhibits

On June 8, 2005, Remedent, Inc. (the "Company") filed a Current Report on Form 8-K to report the completion of its acquisition of Remedent NV. The Company indicated on the Form 8-K that it would file the financial information required under Item 9.01 no later than 71 days after the date on which the initial report on Form 8-K was required to be filed. This Current Report on Form 8-K/A is filed to provide the required financial statements.

As disclosed in the Current Report on Form 8-K filed on June 8, 2005, since the prior shareholders of Remedent NV were also officers and directors of the Company, or companies controlled by the Company's officers and directors, the Company has taken the position that it has always maintained control of Remedent NV, as defined by Accounting Research Bulletin 51 "Consolidated Financial Statements." According, the operations of Remedent NV have been included in the Company's consolidated financials statements since inception. Furthermore, since the Company's entire business operations during the fiscal years ended March 31, 2004 and March 31, 2005, have been conducted through Remedent NV, the Company's annual report on Form 10-KSB filed with the Securities and Exchange Commission (the "SEC") on July 14, 2005, contains disclosure on Remedent NV's business operations.

Pursuant to Item 9.01 of Form 8-K, set forth below are the Financial Statements and Pro Forma Financial Information relating to the acquisition of Remedent NV. Such information should be read in conjunction with the Company's Current Report on Form 8-K dated June 3, 2005 and filed on June 8, 2005.

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited Financial Statements of Remedent, Inc. and Subsidiaries as of and for the years ended March 31, 2005 and March 31, 2004, which are incorporated by reference from the Company's 10-KSB for the period ended March 31, 2005 and filed with the SEC on July 14, 2005.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Balance Sheet as of March 31, 2005

Unaudited Pro Forma Statements of Operations for the year ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2005

/s/ Philippe Van Acker Philippe Van Acker
Chief Financial Officer

2

REMEDENT INC. AND SUBSIDIARIES

PRO FORMA FINANCIAL INFORMATION

On June 3, 2005, Remedent, Inc., (the "Company"), entered into an Exchange Agreement (the "Exchange Agreement") with Remedent N.V., a Belgian company and an entity in which the Company is a stockholder ("Remedent N.V."); Lausha N.V., a Belgian company that is controlled by Guy De Vreese who is Chairman of the Company ("Lausha"); and Robin List, a director and the Chief Executive Officer of the Company ("Mr. List"). Mr. List and Lausha are collectively referred to as the "Exchanging Stockholders." Pursuant to the terms of the Exchange Agreement the Company issued 7,715,703 post Reverse Stock Split shares of its restricted common stock to the Exchanging Stockholders in exchange for all of the issued and outstanding shares of Remedent N.V. owned by the Exchanging Stockholders (the “Acquisition”). Prior to the exchange contemplated by the Exchange Agreement, the Company owned 2, 200 shares of Remedent N.V. representing a twenty-two percent (22%) ownership interest in Remedent N.V. and the Exchanging Stockholders collectively owned 7,800 shares of Remedent N.V. representing a seventy-eight percent (78%) ownership interest of Remedent N.V.. As a result of the Acquisition, Remedent N.V. is a wholly owned subsidiary of the Company.

Also upon completion of the Acquisition, MDB Capital LLC (“MDB”), for financial advisory services rendered to the Company in connection with the Company’s corporate restructuring, was entitled to receive shares of the Company’s common stock equal to 2.5% of the issued and outstanding shares as of June 3, 2005 restructuring and five year common stock purchase warrants equal to another 2.5% of the Company’s outstanding shares as of June 3, 2005 that will be exercisable beginning ninety (90) days after June 3, 2005 with an exercise price of $1.20 per share. Accordingly, as of June 3, 2005, the Company is obligated to issue to MDB or its designee, 247,298 shares of the Company’s common stock and 247,298 five year common stock purchase warrants. The market value of the Company’s common stock on June 3, 2005 was $1.60 per share, resulting in a value attributable to the stock issued to MDB of $395,677. The value of the warrants, determined in accordance with the Black-Scholes pricing model utilizing an historic volatility factor of 1.52, a risk free interest rate of 6.0% and an expected life for the warrants of five years, is $1.49 per warrant, for a total for the warrants of $368,474. Accordingly the Company will recognize a non-cash restructuring expense as of June 3, 2005 of $764,151 (the “Restructuring Expense”).

In addition, upon successful completion of the Acquisition, on June 3, 2005, a $100,000 note payable issued by the Company on March 23, 2004 to MDB (“MDB Note”) converted to 197,839 shares of common stock pursuant to its terms which required automatic conversion contingent upon successful completion of any corporate restructuring in an amount equal to two percent (2.0%) of the outstanding shares of the Company at the completion of such restructuring (the “Note Conversion”). As of June 3, 2005, accrued interest on the MDB Note was $11,173, resulting in an effective conversion price of $0.57 per share. In accordance with Emerging Issues Task Force (“EITF”) consensus on Issue No. 98-5, “Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios”, the Company will recognize the value of the beneficial conversion feature equal to the difference between the effective conversion price, $0.57 per share, and the fair market value of the Company’s common stock as of the date of the MDB Note was issued ($1.60 per share as of March 23, 2004) as additional interest expense as of the date of the conversion, not to exceed the amount of the proceeds received from the MDB Note. Accordingly, the Company will record $100,000 in additional non-cash interest expense as of June 3, 2005.

The following pro forma consolidated balance sheet as of March 31, 2005 and consolidated statement of operations for the year ended March 31, 2005 gives effect to the Acquisition of the of the Exchanging Shareholder’s interest in Remedent N.V., the Restructuring Expense and the Note Conversion as if these

3

transactions had occurred at the beginning of the fiscal year. Since the Exchanging Stockholders of Remedent N.V. are officers, directors and shareholders of the Company, the Company has determined that it has "control" of Remedent N.V., as defined by APB 51 "Consolidated Financial Statements". Accordingly, the Acquisition was recorded at predecessor basis and all assets and liabilities have been presented at historical amounts.

The pro forma financial information presented herein is based on management’s estimate of the effect of the Acquisition of the of the Exchanging Shareholder’s interest in Remedent N.V. based upon currently available information and certain assumptions that the Company believes are reasonable under the circumstances. The pro forma consolidated statement of operations for the year ended March 31, 2005 and the pro forma consolidated balance sheet as of March 31, 2005 are unaudited.

The pro forma consolidated statement of operations for the year ended March 31, 2005 and the pro forma consolidated balance sheet as of March 31, 2005 are not necessarily indicative of the results of operations or financial position that actually would have been achieved had the Acquisition of the of the Exchanging Shareholder’s interest in Remedent N.V. been consummated as of the dates indicated, or that may be achieved in the future.

4

REMEDENT INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2005

(UNAUDITED)

	As reported	Pro Forma		Pro Forma
	March 31, 2005	Adjustments		March 31, 2005
Assets
Current assets
Cash and cash equivalents	$ 40,442	$ -		$ 40,442
Accounts receivable, net	1,488,296	-		1,488,296
Due from related party	156,099	-		156,099
Inventories, net	558,335	`		558,335
Prepaid expenses	192,306	-		192,306
Other prepayments	129,650	-		129,650
Total current assets	2,565,128	-		2,565,128
Property and equipment, net	85,737	-		85,737
Other assets
Patents, net	61,750	-		61,750
	$ 2,712,615	$ -		$ 2,712,615

Liabilities and Stockholder's equity (deficiency)
Current Liabilities
Notes payable	$ 294,322	(100,000)	(a)	194,322
Accounts payable	889,668			889,668
Accrued liabilities	367,854	(10,000)	(a)	357,854
Due to related parties	58,958			58,958
Deferred revenue	18,864			18,864
Income taxes payable	178,269	-		178,269
Total current liabilities	1,807,935	(110,000)		1,697,935

Minority interest	1,178,590	(1,178,590)	(b)	-
Stockholder's equity (deficiency)
Preferred stock, $.001 par value,	-	-		-
none issued or outstanding
Common stock, $.001 par value,	2,176	8,161	(d)	10,337
50,000,000 shares authorized,
2,176,225 outstanding before pro forma transactions
Additional paid in capital	5,427,289	2,144,581		7,571,869
Accumulated (deficit)	(5,764,249)	(864,151)		(6,628,400)
Accumulated other comprehensive income (loss)	60,874	-		60,874
	(273,910)	1,288,590		1,014,680
	$ 2,712,615	$ -		$ 2,712,615

5

REMEDENT INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2005

(UNAUDITED)

	As reported	Pro Forma		Pro Forma
	March 31, 2005	Adjustments		March 31, 2005
Net sales	$ 7,072,300	$ -		$ 7,072,300
Cost of sales	2,982,315	-		2,982,315
Gross profit	4,089,985	-		4,089,985
Operating Expenses
Research and development	263,137	-		263,137
Sales and marketing	325,175	-		325,175
General and administrative	2,578,274	-		2,578,274
Non cash restructuring expense	-	764,151	(c)	764,151
Depreciation and amortization	35,636	-		35,636
TOTAL OPERATING EXPENSES	3,202,222	764,151		3,966,373

INCOME FROM OPERATIONS	887,763	(764,151)		123,612

OTHER INCOME (EXPENSES)
Interest expense	(66,390)	(100,000)	(e)	(166,390)
Other income (expense)	25,544	-		25,544

TOTAL OTHER INCOME (EXPENSES)	(40,846)	(100,000)		(140,846)

INCOME (LOSS) BEFORE INCOME TAXES	846,917	(864,151)		(17,234)

Income tax expense	(363,072)	-		(363,072)

MINORITY INTEREST IN REMEDENT N.V.	(587,273)	587,273	(f)	-

NET LOSS	$ (103,428)	$ (276,878)		$ (380,306)

LOSS PER SHARE
Basic and diluted	$ (0.05)	$ 0.01		$ (0.04)
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and diluted	2,047,470	8,160,840		10,208,310

6

REMEDENT INC. AND SUBSIDIARIES

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2005

(UNAUDITED)

The following is a description of the pro forma adjustments reflected in the pro forma consolidated balance sheet at March 31, 2005 and the pro forma consolidated statement of operations for the year ended March 31, 2005. Capitalized terms have been defined in the Pro Forma Financial Information section herein:

(a)

Conversion of the $100,000 Conversion Note, inclusive of $10,000 in accrued interest as of March 31, 2005 into 197,839 shares of common stock resulting in a decrease in notes payable of $100,000, a decrease in accrued liabilities of $10,000, an increase to common stock of $198 and an increase to additional paid in capital of $109,802.

(b)

The Acquisition of the minority interest in Remedent N.V. resulting in an increase to common stock of $7,716 for the 7,715,703 shares issued by the Company, an increase to additional paid in capital of $1,170,874 and a decrease in minority interest of $1,178,590.

(c)

An increase to non cash restructuring expense of $764,151 as a result of the Restructuring Expense which resulted in the; i) issuance of 247,298 shares of common stock, valued at $395,677, and a resulting increase to common stock of $247 and an increase to additional paid in capital of $395,430 and; ii) the issuance of 247,298 warrants to purchase common stock valued at $368,474 and a resulting increase to additional paid in capital.

(d)	An increase to common stock of $8,161 as a result of the $198 increase in (a) above, $7,716 increase in (b) and $248 increase (c).
(e)	An increase of $100,000 in non cash interest expense applicable to the Conversion Note which resulted in an increase to additional paid in capital.
(f)	A decrease of $587,273 in the minority interest share of the net income for the year ended March 31, 2005

7